Amplify Cybersecurity ETF
Schedule of Investments
December 31, 2025 (Unaudited)

COMMON STOCKS - 99.2%	Shares	Value
Industrials - 10.5%
General Dynamics Corp.	329,908	$111,066,828
Northrop Grumman Corp.	192,686	109,871,484
		220,938,312

Information Technology - 88.7% (a)
A10 Networks, Inc. (b)	3,699,929	65,451,744
Broadcom, Inc.	413,704	143,182,954
Check Point Software Technologies, Ltd. (c)	493,576	91,587,963
Cisco Systems, Inc.	1,713,076	131,958,244
Cloudflare, Inc. - Class A (c)	526,516	103,802,629
Crowdstrike Holdings, Inc. - Class A (c)	232,237	108,863,416
F5, Inc. (c)	364,815	93,122,677
Fastly, Inc. - Class A (b)(c)	5,832,024	59,370,004
Fortinet, Inc. (c)	1,284,496	102,001,827
Gen Digital, Inc.	3,387,013	92,092,883
Okta, Inc. (b)(c)	1,086,946	93,988,221
Palo Alto Networks, Inc. (c)	625,605	115,236,441
Qualys, Inc. (b)(c)	547,075	72,706,268
Radware, Ltd. (c)	2,754,027	66,344,510
Rapid7, Inc. (c)	4,039,040	61,393,408
Rubrik, Inc. - Class A (b)(c)	1,241,162	94,924,070
SentinelOne, Inc. - Class A (c)	4,858,267	72,874,005
Tenable Holdings, Inc. (c)	2,756,341	64,856,704
Trend Micro, Inc. (c)	1,647,223	68,329,095
Varonis Systems, Inc. (b)(c)	2,281,839	74,844,319
Zscaler, Inc. (c)	387,093	87,064,958
		1,863,996,340
TOTAL COMMON STOCKS (Cost $1,777,878,323)		2,084,934,652

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.8%	Shares	Value
Invesco Government & Agency Portfolio - Institutional Class, 3.68% (d)	16,697,062	16,697,062
TOTAL MONEY MARKET FUNDS (Cost $16,697,062)		16,697,062

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 0.7%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.86% (d)	14,454,160	14,454,160
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $14,454,160)		14,454,160

TOTAL INVESTMENTS - 100.7% (Cost $1,809,029,545)		2,116,085,874
Liabilities in Excess of Other Assets - (0.7)%		(15,573,350)
TOTAL NET ASSETS - 100.0%		$2,100,512,524

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LLC - Limited Liability Company

(a)
To the extent that the Fund invests more heavily in particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	All or a portion of this security is on loan as of December 31, 2025. The fair value of these securities was $13,985,769.
(c)	Non-income producing security.
(d)	The rate shown represents the 7-day annualized yield as of December 31, 2025.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

Amplify Cybersecurity ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$2,084,934,652	$–	$–	$2,084,934,652
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	14,454,160
Money Market Funds	16,697,062	–	–	16,697,062
Total Investments	$2,101,631,714	$–	$–	$2,116,085,874

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $14,454,160 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.